Restricted Cash	12 Months Ended
Dec. 31, 2013
Restricted Cash And Investments [Abstract]
Restricted Cash [Text Block]

4.	Restricted Cash:

Restricted cash of consists of bank deposits that are required to be maintained with certain banks under the Company's borrowing arrangements which includes cash collateralized as well as retention accounts which can only be used for the purposes of loan repayment.

Restricted cash at December 31, 2013 and 2012, respectively, does not include an amount of $NIL and $3,735, respectively, relating to retention accounts and other compensating cash balances that are not pledged, which the Company should maintain with the accounts of each of the lending banks (Note 10).